Exhibit 99.1
Solar Power Inc. SOPW.OB 1 Solar Power, Inc. 1115 Orlando Avenue Roseville, CA 95661 916-745-0900 www.solarpowerinc.net

Company Overview Solar Power, Inc., "SPI," is a vertically integrated supplier of solar solutions to the US commercial & residential markets, and a supplier of solar products to international markets. Headquartered in Roseville, California Incorporated in 2006 OTCBB: SOPW SPI's management team has extensive solar, construction, technology and high-volume manufacturing experience Overseas High-Quality, Low-Cost Manufacturing Facility Over 75 MW of installation experience Business model based on low operating cost with rapid revenue and margin growth

Vertical Integration



Silicon Suppliers
Ingots & Wafers
Solar Cell Suppliers
Solar Module Suppliers
Balance of System Manufacture
Commercial Integrators
Residential Integrators
Financing and System Development
Solar Power, Inc.
Sun Power
Suntech
EIS
Gemini
REC Group
SunEdison
SunEdison
SolarWorld Group
REC Solar
MOTECH
Sharp
ProSolar
Real Goods Solar
MMA Renewables
Kyocera
UniRac
SPG Solar
MEMC
Mitsubishi
ThompsonTech.
GCL
Gintech
First Solar
Borrego Solar
Advanced Energy
American Capital
LDK
Evergreen
GroSolar
SolarCity
E-Ton
Renesola
Solyndra
Schuco
GroSolar
Solar Power Partners
Schuco
SunLink
JA Solar
Hemlock
Premier Power
Premier Power
Schott
Fat Spaniel
M. Setek
Ningbo
Akeena
Tioga Capital
Q Cells
Energy ReCommerce
Wacker
Trina
Sun Light & Power
Yingli
Helio MU
SIT
Clean Energy Design
SolarFun

SOLAR POWER
Energy for Life

SPI Management Team

Steve Kircher Chairman/CEO	Chairman/CEO, International DisplayWorks, Chairman/CEO Capital Bay Group, CEO of a 350 store franchise
Jeff Winzeler CFO	President Yes! Solar Inc, CFO/COO International DisplayWorks, Intel Flash Division Controller, Intel World-Wide Assy/Test Controller
Brad Ferrell President Biz Dev	Vice President Sales Global Sales, International DisplayWorks. Financial Analyst, Capital Bay Group
Eric Hafter President Construction	Strategen Consulting, PowerLight Board Member, PowerLight GM European Operations.
Todd Lindstrom Executive VP	Vice President Sunpower and Geothermal Energy. Vice President, Electric and Gas Industry Association
Robert Wood CIO	CTO Commercial Capital Bank, Co-Founder/CTO Calnet Business Bank
HK Cheong GM, China	Vice President Engineering, International DisplayWorks, Senior Engineer Varitronix Display
Jack Patton CTO	Vice President New Technology Development, International DisplayWorks, Principal, Patton Engineering.

Proven Leadership in High-Growth, International Operations

SOLAR POWER INC.
Energy for Life

Diversified Sales Strategy Multiple Channels for Multiple Markets China Manufacturing High Quality, low cost products serving multiple channels U.S. Commercial Systems Product Sales International U.S. Utility Scale Projects 5

QUALITY PRODUCTS

Vertical product integration Aids in design in module, racking, other BOS and installation Increases control Design Goals Reduce material costs Increase module performance Package efficiently for shipping Reduce installation time Increase reliability, quality and aesthetic appeal Increase product life Engineering Cost Model

Projects - Patents - I.P. SkyMount(tm)- Non and Minimum Penetration Flat Roof System Penetration - Solar and non-solar applications 8

ClickRack(tm) - Residential Solar System Roof rafter and non-roof rafter mounting 9

Peaq^ Solar Canopies Peaq^ Solar Canopies

Quality Products

ENERGY MANAGEMENT PROGRAMS IT MONITORING & MAINTENANCE

Strategic Value of Data Expands the Value of the System Enhances System Reliability Secures Continuing Client Relationship Facilitates Comparative Analytics Enables Additional Consumption Products

Data Collection Continuous collection of Key Data Power / Energy / Meteorological Stable / Secure / Scalable Storage Real-time Processing Standardized third-party data Integration of public data Proprietary Systems

Data Usage Web Based Reporting Consolidated Reporting Real-time Performance Auditing System Analysis Reports Public Kiosk Display Mobile Device Reporting Improved Modeling

U.S. COMMERCIAL SYSTEMS MULTIPLE SALES CHANNELS

STAPLES CENTER & Nokia Theatre 17

Marshall Medical Center 18

Raley's Supermarket 19 300 Kilowatts Roof-top installation 1,500 SPI 200 Watt modules 1,500 SPI 200 Watt modules 1,500 SPI 200 Watt modules 1,500 SPI 200 Watt modules 1,500 SPI 200 Watt modules 1,500 SPI 200 Watt modules 1,500 SPI 200 Watt modules

Placer County Detention Facility Placer County Detention Facility 2-Acres 400 Kilowatts Ground-mount installation 2,464 165 Watt modules

Costco

Aerojet Aerojet

U.S. UTILITY SCALE PROJECTS MULTIPLE SALES CHANNELS

Utility Scale Leverage existing relationships to secure premier development sites with land capacity of 5 to 120 mW of solar power with interconnection points on site or adjacent. Focus on developing the project to enable SPI build and manage the solar asset for our financing partners. Primary clients are Independent and Municipal Owned Utilities. Primary projects will be 24 mW in size and can begin construction in less than 2 years.

INTERNATIONAL AND DOMESTIC PRODUCT SALES MULTIPLE SALES CHANNELS

Global Markets Global Markets America Asia Europe Australia Roseville, CA Shenzhen

Yes! Solar Solutions Integrators vs. Independent Integrators Business Feature Yes! Integrators Independent Yes! kits: Integrated product line for optimized performance, quality, and cost Yes! No Single provider Warranty Programs Yes! No Big system expertise brought to your home or small business Yes! No Robust support services: Design, Sales, Marketing, Monitoring Yes! No Yes! Solar Modules Yes! Inverters Yes! System Monitoring Yes! Proprietary Mounting System

Summary Vertically integrated approach to the solar market including: Proprietary product designs with superior engineering to differentiate Low cost, high quality manufacturing Multiple sales channels to capture market growth Experience management team to execute the business strategy. U.S. public company with demonstrated business growth and large market opportunity. 28

Thank You! For Further Information, please contact Steve Kircher, CEO Solar Power, Inc. 916-745-0900 ext. 103 skircher@solarpowerinc.net